Venezuelan operations	12 Months Ended
Dec. 31, 2018
Venezuelan Operations [Abstract]
Venezuelan operations
Venezuelan operations

The Company conducts business in Venezuela where currency restrictions exist, limiting the Company’s ability to immediately access cash through repatriations at the government’s official exchange rate. The Company’s access to Venezuelan Bolívares (VEF or VES) held by its Venezuelan subsidiaries remains available for use within this jurisdiction and is not restricted. The official exchange rate is established by the Central Bank of Venezuela and the Venezuelan Ministry of Finance.
Since February 2013, the Venezuelan government has announced several changes in the currency exchange regulations. The last modification was in February 2018, when the Venezuelan government announced the unification of the formerly exchange rate systems, DIPRO and DICOM II, into a sole foreign exchange mechanism (NEW DICOM). The unified system operates through an auction mechanism similar to the formerly DICOM II. The first auction was published on February 5, 2018, with an exchange rate of 25,000 VEF per US dollar. As a consequence of those changes announced by the Government, the Company reassessed the exchange rate used for remeasurement purposes as follows:

			Effects of exchange rate change
Period	Exchange rate System applied	Exchange rate at System date change (VEF per US dollar)	Write down of inventories (i)	Impairment of long-lived assets (i)	Foreign currency exchange (loss) income (ii)
From February 8, 2013 to February 28, 2014	Official exchange rate	6.30	—	—	(15,379)
From March 1, 2014 to May 31, 2014	SICAD	11.80	7,611	—	(19,697)
From June 1, 2014 to February 28, 2015	SICAD II	49.98	9,937	45,186	(38,963)
From March 1, 2015 to March 9, 2016	SIMADI	177.00	3,250	7,804	(8,046)
From March 10, 2016 to May 30, 2017	DICOM	215.34	401	—	(117)
From May 31, 2017 to January 31, 2018	DICOM II	2,010.00	1,375	—	(2,554)
From February 1, 2018 up to date	NEW DICOM	25,000.00	38,095	—	11,223

(i)	Presented within Other operating (expenses) income, net.

(ii)	Presented within Foreign currency exchange results.

On August 20, 2018, the Government announced the removal of five zeros from the Venezuelan currency and renamed it as “Sovereign Bolivar” (VES). In addition, the new currency devaluated from 2.48 to 59.93 VES per US dollar.

Although the Company has participated in several auctions since the new mechanism was in place on June 1, 2018, it was granted with $20 for the first time at an exchange rate of 600,000 VEF per US dollar. Afterwards, the Company was granted in July and December. Those transactions occurred at an exchange rate greater than the one published by the governmental authorities. Considering that under ASC 830, foreign currency transactions are required to be remeasured at the applicable rate at which a particular transaction could be settled, each time the Company access to NEW DICOM at an exchange rate greater than the one published, this rate was considered for remeasurements purposes. As a consequence of these reassessments, the Company recognized a foreign currency exchange loss of $6.1 million and a write down of certain inventories of $23 million due to the currency exchange rate change impact on their net recoverable value.

Revenues and operating (loss) income of the Venezuelan operations were $78,859 and $(52,054), respectively, for fiscal year 2018; $101,477 and $6,804, respectively, for fiscal year 2017; and $51,615 and $(8,608), respectively, for fiscal year 2016.

The Company performed the impairment testing of its long-lived assets in accordance with the guidance within ASC 360-10-35, as mentioned in Note 3. As a result of the analysis, the Company recorded an impairment charge of $12,089. The Company will continue closely monitoring any indicator of impairment in Venezuela.

As of December 31, 2018, the Company’s local currency denominated net monetary position, which would be subject to remeasurement in the event of further changes in the exchange rate, was net liability $0.1 million. In addition, Venezuela’s non-monetary assets were $16.8 million (mainly fixed assets).

In addition to exchange controls, the Venezuelan market is subject to price controls. The Venezuelan government issued a regulation establishing a maximum profit margin for companies and maximum prices for certain goods and services. Although these regulations caused a delay in the pricing plan, the Company was able to increase prices during the fiscal year ended December 31, 2018.
The Company’s Venezuelan operations, and the Company’s ability to repatriate its earnings, continue to be negatively affected by these difficult conditions and would be further negatively affected by additional devaluations or the imposition of additional or more stringent controls on foreign currency exchange, pricing, payments, profits or imports or other governmental actions or continued or increased labor unrest. The Company continues to closely monitor developments in this dynamic environment, to assess evolving business risks and actively manage its operations in Venezuela.